UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 28, 2019

Medidata Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34387	13-4066508
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Hudson Street, 9th Floor New York, New York	10014 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 918-1800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Common stock, par value $0.01	MDSO	The NASDAQ Stock Market LLC
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion of the transactions contemplated by that certain Agreement and Plan of Merger, dated June 11, 2019 (the “Merger Agreement”), by and among Dassault Systèmes SE, a societas Europaea (European company) organized under the laws of France (“Dassault Systèmes”), Dassault Systèmes Americas Corp., a Delaware corporation and a wholly-owned subsidiary of Dassault Systèmes (“Parent”), 3DS Acquisition 6 Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and Medidata Solutions, Inc., a Delaware corporation (“Medidata” or the “Company”).  On October 28, 2019, pursuant to the Merger Agreement, on the terms and subject to the conditions set forth therein, Merger Sub merged with and into Medidata (the “Merger”), with Medidata surviving the Merger and becoming a wholly owned subsidiary of Parent (Medidata, as the surviving corporation of the Merger, is sometimes referred to herein as the “Surviving Corporation”).

At the effective time of the Merger (the “Effective Time”), subject to the terms and conditions of the Merger Agreement, each share of the Company’s common stock, par value $0.01 per share (the “Company Common Stock”), issued and outstanding immediately prior to the Effective Time (other than shares of Company Common Stock that were owned by Parent or Medidata, or by any direct or indirect wholly owned subsidiary of Parent, Merger Sub or Medidata, or held by a holder of record who did not vote in favor of adoption of the Merger Agreement or consent thereto in writing and who has properly and validly exercised appraisal rights of such shares of Company Common Stock in accordance with Section 262 of the Delaware General Corporation Law) was converted into the right to receive $92.25 in cash, without interest (the “Merger Consideration”), net of applicable withholding of taxes.

Parent acquired all of the issued and outstanding shares of Company Common Stock for $92.25 per share in cash, representing a total equity value of approximately $5.8 billion.

Prior to the Effective Time, Medidata’s executive officers and employees held various types of compensatory awards with respect to the Company Common Stock and Medidata’s non-employee directors held awards of restricted shares and stock options.  The Merger Agreement provided for the treatment with respect to such awards.  For additional information regarding the Merger Agreement’s treatment of these compensatory awards, please see Medidata’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on July 19, 2019, which is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

In connection with the completion of the Merger, on October 28, 2019, all outstanding obligations in respect of principal, interest and fees under that certain Credit Agreement, dated as of December 21, 2017 (as amended on December 10, 2018, the “Credit Agreement”), by and among Medidata, as borrower, the several lenders from time to time party thereto, and HSBC Bank USA, National Association, as administrative agent, were repaid and all commitments under the Credit Agreement were terminated.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The description contained under the Introductory Note above is hereby incorporated by reference in its entirety into this Item 2.01.

The description of the effects of the Merger Agreement and the transactions contemplated by the Merger Agreement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on June 13, 2019 and which is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth under the Introductory Note of this Current Report on Form 8-K is incorporated by reference in this Item 3.01.

On October 28, 2019, in connection with the completion of the Merger, Medidata notified the NASDAQ Global Select Market (“NASDAQ”) of the completion of the Merger and requested that NASDAQ delist the Company Common Stock and file with the SEC a notification of removal from listing on Form 25 to report that the Company Common Stock will no longer be listed on NASDAQ.  Trading of the Company Common Stock on NASDAQ will be suspended after closure of trading on October 28, 2019.

Medidata intends to file with the SEC a certification on Form 15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requesting the termination of Medidata’s Section 12 registration and reporting obligations under Section 13 of the Exchange Act and the suspension of Medidata’s reporting obligations under Section 15(d) of the Exchange Act, in each case with respect to the Company Common Stock.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under the Introductory Note of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

In connection with the Merger and at the Effective Time, holders of the Company Common Stock immediately prior to such time ceased to have any rights as stockholders in Medidata (other than their right to receive Merger Consideration pursuant to the terms of the Merger Agreement).

Item 5.01. Changes in Control of Registrant.

The information set forth under the Introductory Note of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

In connection with the Merger and at the Effective Time, a change of control of Medidata occurred and Merger Sub has been merged with and into Medidata, with Medidata continuing as the Surviving Corporation.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms of the Merger Agreement, and effective as of the Effective Time, each member of the board of directors of Medidata (the “Board”) resigned from the Board.  The members of the Board immediately prior to the Effective Time were Tarek A. Sherif, Glen M. de Vries, Carlos Dominguez, Neil M. Kurtz, George W. McCulloch, Maria Rivas, Lee A. Shapiro and Robert B. Taylor.

From and after the Effective Time, until the earlier of their resignation or removal or until successors are duly elected and qualified in accordance with applicable law, (i) the directors of Merger Sub at the Effective Time shall be the directors of the Surviving Corporation and (ii) except as noted in the following paragraph, the officers of Medidata at the Effective Time shall be the officers of the Surviving Corporation.

On October 25, 2019, the Company and Jill Larsen entered into a separation agreement relating to Ms. Larsen’s separation from the Company.  Under the terms of the separation agreement, Ms. Larsen will no longer serve as the Company’s Chief Human Resources Officer from the Effective Time of the Merger, but will remain employed with the Company and will then continue to provide advice and assistance as to transitional matters through December 31, 2019 or an earlier termination of employment (the “Separation Date”).

The separation agreement provides that Ms. Larsen will receive her existing base salary and will also continue to be eligible to participate in the Company’s medical, dental and vision insurance/benefit programs through the Separation Date.  Ms. Larsen will also be eligible to receive her 2019 target annual bonus of $208,000, accelerated vesting of previously awarded but unvested equity awards outstanding at the Effective Time and a payment of $30,516, which is the value of the cost of her COBRA premiums from December 31, 2019 through December 31, 2020.  The benefits provided under the separation agreement are subject to the execution and nonrevocation of releases of claims and, following the Separation Date, continued compliance with certain post-termination restrictive covenants.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, Medidata’s Fifth Amended and Restated Certificate of Incorporation was amended and restated in its entirety in the form attached to the Merger Agreement as Annex B, and is filed herewith as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

At the Effective Time, Medidata’s Amended and Restated Bylaws were amended and restated in their entirety to be the bylaws of Merger Sub as in effect immediately prior to the Effective Time, and is filed herewith as Exhibit 3.2 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of June 11, 2019, by and among Dassault Systèmes SE, Dassault Systèmes Americas Corp., 3DS Acquisition 6 Corp and Medidata Solutions, Inc. (incorporated by reference to Exhibit 2.1 to Medidata’s Current Report on Form 8-K filed with the SEC on June 13, 2019).

3.1	Sixth Amended and Restated Certificate of Incorporation of Medidata Solutions, Inc.
3.2	Amended and Restated Bylaws of Medidata Solutions, Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIDATA SOLUTIONS, INC.

Date: October 28, 2019

	By:	/s/ Michael I. Otner
	Name:	Michael I. Otner
	Title:	Secretary